BLACKROCK ETF TRUST

iShares International Country Rotation Active ETF

(the “Fund”)

Supplement dated October 1, 2025 to the Prospectus of the Fund,

dated November 27, 2024, as supplemented to date

Effective immediately, the Fund’s Prospectus is amended as follows:

The section entitled “A Further Discussion of Other Risks — Information About the ETFs — ETFs” is amended to add the following underlying ETFs to the table:

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI EAFE Value ETF

The fund seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit value characteristics.

The fund seeks to track the investment results of the MSCI EAFE Value Index (the “Underlying Index”), which is a subset of the MSCI EAFE Index. The MSCI EAFE Index has been developed by MSCI Inc. (“MSCI”) to measure the equity market performance of developed markets outside of the U.S. and Canada.

Constituents of the Underlying Index include securities from Europe, Australasia and the Far East. The Underlying Index targets approximately 50% coverage of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style of investing. Securities classified in this style generally tend to have higher value characteristics (i.e., higher book value to price, 12-month forward earnings to price and dividend yield). MSCI uses a specialized framework to attribute both value and growth style characteristics to each security within the MSCI EAFE Index. Each security is evaluated based on certain value factors and growth factors, which are then used to calculate a value score and growth score. Based upon these two scores, MSCI determines the extent to which each security is assigned to the value or growth style. It is possible for a single security to have representation in both the value and growth style indexes; however, no more than 100% of a security’s float-adjusted market capitalization will be included within the combined style framework. The Underlying Index includes large- and mid-capitalization companies and may change over time.

As of July 31, 2024, the Underlying Index consisted of securities from the following countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (the “U.K.”). As of July 31, 2024, a significant portion of the Underlying Index is represented by securities of companies in the financials industry or sector. The components of the Underlying Index are likely to change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI EAFE Growth ETF

The fund seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit growth characteristics.

The fund seeks to track the investment results of the MSCI EAFE Growth Index (the “Underlying Index”), which is a subset of the MSCI EAFE Index. The MSCI EAFE Index has been developed by MSCI Inc. (“MSCI”) to measure the equity market performance of developed markets outside of the U.S. and Canada.

Constituents of the Underlying Index include securities of companies located in Europe, Australasia and the Far East. The Underlying Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style. MSCI uses five variables to identify growth style securities: long-term forward earnings per share (“EPS”) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend and long-term historical sales per share growth trend. MSCI uses a specialized framework to attribute both value and growth style characteristics to each security within the MSCI EAFE Index. Each security is evaluated based on certain value factors and growth factors, which are then used to calculate a value score and a growth score. Based upon these two scores, MSCI determines the extent to which each security is assigned to the value or growth style. It is possible for a single security to have representation in both the value and growth style indexes; however, no more than 100% of a security’s float-adjusted market capitalization will be included within the combined style framework. The Underlying Index includes large- and mid-capitalization companies and may change over time.

As of July 31, 2024, the Underlying Index consisted of securities from the following countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (the “U.K.”). As of July 31, 2024, a significant portion of the Underlying Index is represented by securities of companies in the consumer discretionary, healthcare, industrials and technology industries or sectors. The components of the Underlying Index are likely to change over time.

iShares International Equity Factor ETF

The fund seeks to track the investment results of an index composed of global developed market large- and mid-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints.

The fund seeks to track the investment results of the STOXX International Equity Factor Index (the “Underlying Index”), which is a rules-based equity index provided by STOXX Ltd. (“STOXX”). The Underlying Index is composed of large-, mid-, and small-capitalization equity securities from the STOXX Global 1800 ex USA index (the “Parent Index”) that are selected and weighted using an optimization process designed to maximize exposure to five target factors: momentum, quality, value, low volatility and size. The Underlying Index also seeks to mitigate exposure to unintended systematic exposures, limit turnover and maintain a level of risk similar to that of the

Fund Name	Investment Objective and Principal Investment Strategies
iShares International Equity Factor ETF (continued)

Parent Index. The Parent Index measures the performance of the largest companies of the developed equity market excluding the U.S., as defined by STOXX.

The momentum score is calculated from the following signals: price momentum, earnings momentum and earnings announcement drift (i.e., the difference between a stock’s performance on and immediately following an earnings announcement date).

The quality score is calculated from the following signals: gross profitability, share dilution, accruals, changes in net operating assets, carbon emissions intensity and greenhouse gas (“GHG”) reduction targets. Carbon emissions intensity is based on the issuer’s Scope 1 and Scope 2 GHG emissions (i.e., direct emissions from sources that an issuer owns or controls and indirect emissions from the issuer’s purchase of energy) relative to peers in its Industry Classification Benchmark (“ICB”) Supersector, as reported by Institutional Shareholder Services (“ISS”). The GHG targets signal is based on the robustness of an issuer’s GHG reduction targets, including whether they are part of the Science Based Targets initiative (“SBTi”) framework; this is assessed by ISS based on its own ESG ratings data and SBTi data.

The value score is calculated from the following signals: current book value-to-price ratio, dividend yield (i.e., 12-month trailing dividend divided by total market capitalization), earnings yield (i.e., 12-month net income divided by total market capitalization), cash flow yield (i.e., 12-month cash flow divided by total market capitalization) and time series normalized cash flow yield over the previous 36 months.

The low volatility score is based on prior 12-month volatility, as calculated by STOXX. The size score seeks to measure an issuer’s market capitalization relative to other companies in the Parent Index.

The maximum weight of a single security is 10%, and the sum of security weights that are individually greater than 4.5% must be less than 22.5% of the Underlying Index. STOXX also applies other constraints, such as country and sector exposures relative to the Parent Index, among others. The Underlying Index is reviewed and rebalanced quarterly.

As of July 31, 2024, the Underlying Index consisted of approximately 442 constituents from companies from the following countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (the “U.K.”). As of July 31, 2024, a significant portion of the Underlying Index is represented by securities of companies in the consumer discretionary, financials and industrials industries or sectors. The components of the Underlying Index are likely to change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI Intl Value Factor ETF

The fund seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with value characteristics and relatively lower valuations.

The fund seeks to track the investment results of the MSCI World ex USA Enhanced Value Index (the “Underlying Index”), which is based on a traditional market capitalization-weighted parent index, the MSCI World ex USA Index (the “Parent Index”). The Parent Index includes equity securities in approximately the top 85% of equity market capitalization in developed market countries, as defined by MSCI Inc. (“MSCI”), excluding the U.S. The Underlying Index is designed to represent the performance of securities that exhibit higher value style characteristics relative to their peers within the corresponding Global Industry Classification Standard (GICS®) sector.

The value style characteristics for index construction are defined by MSCI using three accounting variables based on publicly reported financial data: price-to-book value, price-to-forward earnings and enterprise value-to-cash flow from operations. MSCI calculates a “value score” based on these three variables and assigns weights by multiplying a component’s value score by its market capitalization. Weights in the Underlying Index are next normalized so that sectors in the Underlying Index represent approximately the same weight as in the Parent Index.

MSCI uses an algorithm to determine the number of components in the Underlying Index based on the number of constituents in the Parent Index. The number of components is evaluated semi-annually.

As of July 31, 2024, the Underlying Index consisted of securities from 350 companies in the following 21 countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (the “U.K.”). The Underlying Index includes large- and mid-capitalization companies and may change over time. As of July 31, 2024, a significant portion of the Underlying Index is represented by securities of companies in the financials and industrials industries or sectors. The components of the Underlying Index are likely to change over time.

iShares MSCI EAFE Min Vol Factor ETF

The fund seeks to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada.

The fund seeks to track the investment results of the MSCI EAFE Minimum Volatility (USD) Index (the “Underlying Index”), which has been developed by MSCI Inc. (“MSCI”) to measure the performance of international equity securities (excluding the U.S. and Canada) that in the aggregate have lower volatility relative to the MSCI EAFE Index (the “Parent Index”), which is a capitalization-weighted index. In constructing the Underlying Index, MSCI uses a rules-based methodology to select securities from the Parent Index and to determine their weightings. In order to determine weightings of securities

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI EAFE Min Vol Factor ETF (continued)

within the Underlying Index, MSCI seeks to optimize the Parent Index such that the resulting portfolio exhibits the lowest absolute volatility, as measured by MSCI, while applying constraints based on turnover, minimum and maximum weightings of index constituents, sectors, and countries as well as factor constraints (for example, liquidity and financial leverage) as measured by MSCI.

The Underlying Index includes stocks from Europe, Australasia, the Middle East and the Far East and, as of July 31, 2024, consisted of securities from the following 20 developed market countries or regions: Australia, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (the “U.K.”). The Underlying Index includes large- and mid-capitalization companies and may change over time. As of July 31, 2024, a significant portion of the Underlying Index is represented by securities of companies in the financials, industrials and healthcare industries or sectors. The components of the Underlying Index are likely to change over time.

iShares International Select Dividend ETF

The fund seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets.

The fund seeks to track the investment results of the Dow Jones EPAC Select Dividend Index (the “Underlying Index”), which is provided by S&P Dow Jones Indices LLC (“SPDJI”). The Underlying Index measures the performance of 100 high dividend-paying companies in the EPAC (Europe, Pacific, Asia and Canada) region, which covers developed markets excluding the U.S. Constituents are selected according to indicated annual dividend (“IAD”) yield, subject to screening criteria and weighting constraints. IAD yield is defined as a stock’s IAD (not including any special dividends) divided by its price.

The starting universe for the Underlying Index is the S&P EPAC BMI and the S&P Canada BMI indexes, excluding real estate investment trusts. To be eligible for the Underlying Index as a new constituent, an issuer must (i) have paid dividends in each of the previous three years; (ii) have a current year trailing 12-month dividend-per-share ratio that is greater than or equal to its three-year average dividend-per-share ratio; and (iii) have a five-year average dividend coverage ratio that is greater than or equal to two-thirds of the five-year average dividend coverage ratio of the corresponding S&P BMI country index, or greater than 118%, whichever is greater. In addition, the security must have (x) a non-negative trailing 12-month earnings per share; (y) a float-adjusted market capitalization of at least $1 billion, or at least $750 million for current constituents; and (z) a three-month average daily trading value of at least $3 million. Current constituents are included in the eligible universe regardless of their dividend growth rate, coverage ratio, current year earnings per share or average daily trading value.

To select the 100 constituents, SPDJI ranks the eligible securities by IAD yield and first includes all existing constituents that are ranked in the top 200 and then selects non-constituent stocks in rank order until the count reaches 100.

The Underlying Index is reconstituted annually with constituent weights determined based on tilted IAD yield, which is calculated by multiplying the

Fund Name	Investment Objective and Principal Investment Strategies
iShares International Select Dividend ETF (continued)

constituent’s IAD yield (capped at 20%) by the square root of its fair market capitalization. The weight of individual securities is capped at the lower of 10% or five times the constituent’s fair market capitalization weight within the Underlying Index. In addition, there is a 30% cap on the aggregate weight of constituents within each Global Industry Classification Standard sector and each country of domicile.

The Underlying Index is reviewed daily based on each constituent’s weight. Daily capping is performed if the aggregate weight of constituents with an individual weight greater than 4.8% exceeds 24% of the Underlying Index’s total weight. If that threshold is breached, the current constituent weights are recapped, with the weights of individual constituents capped at 10% and the aggregate weight of constituents with an individual weight greater than 4.5% capped at 22.5% of the Underlying Index’s total weight. IAD yields and tilted yield weights are not recalculated if the capping thresholds are breached throughout the year. A freeze period on the daily capping is implemented during the annual index reconstitution.

As of April 30, 2024, the Underlying Index was composed of securities of companies in the following countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Israel, Italy, the Netherlands, New Zealand, Norway, South Korea, Spain, Sweden, Switzerland and the United Kingdom (the “U.K.”). The fund invests in non-U.S. securities, which may in some cases not produce qualifying dividend income. The Underlying Index includes large, mid and small-capitalization companies and may change over time. As of April 30, 2024, a significant portion of the Underlying Index is represented by securities of companies in the consumer goods, financials, and utilities industries or sectors. The components of the Underlying Index are likely to change over time.

iShares MSCI Emerging Markets Min Vol Factor ETF

The fund seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets.

The fund seeks to track the investment results of the MSCI Emerging Markets Minimum Volatility (USD) Index (the “Underlying Index”), which has been developed by MSCI Inc. (“MSCI”) to measure the performance of equity securities in global emerging markets that, in the aggregate, have lower volatility relative to the broader large- and mid-capitalization global emerging market equities. The Underlying Index is designed by selecting securities from the MSCI Emerging Markets Index (the “Parent Index”), which is a capitalization-weighted index, and then follows a rules-based methodology to optimize the Underlying Index and determine weights for securities in the index having the lowest total risk. Under a rules-based methodology, securities and weighting of the index are established based on pre-established parameters and discretionary factors are not relied on. Generally, rules-based methodologies include specified requirements for security eligibility, maximum and minimum weightings by security and, in some cases by sector and country, established rules relating to handling of special dividends and other distributions, and treatment of corporate events. In order to determine weightings by security within the Underlying Index, MSCI seeks to construct a

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI Emerging Markets Min Vol Factor ETF (continued)	portfolio of lowest absolute volatility using its multi-factor risk model. The portfolio is then further refined by an optimization tool that aims to determine the lowest absolute volatility based on the projected “riskiness” of securities in the Parent Index while subjected to constraints based on established minimum and maximum weightings of index constituents and sectors as well as factor constraints (for example, liquidity and financial leverage) as measured by MSCI. As of August 31, 2024, the Underlying Index consisted of securities of companies in the following 21 countries: Brazil, Chile, China, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Qatar, Saudi Arabia, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. As of August 31, 2024, a significant portion of the Underlying Index is represented by securities of companies in the financials and technology industries or sectors. The components of the Underlying Index are likely to change over time.
iShares Global Tech ETF

The fund seeks to track the investment results of an index composed of global equities in the technology sector.

The fund seeks to track the investment results of the S&P Global 1200 Information Technology 4.5/22.5/45 Capped IndexTM (the “Underlying Index”), which is designed to measure the performance of global equities in the information technology sector. The Underlying Index is a subset of the S&P Global 1200, which is designed to measure the performance of large-capitalization stocks from major global markets, as determined by S&P Dow Jones Indices LLC (“SPDJI”).

The Underlying Index uses a capping methodology to limit the weight of the securities of any single issuer (as determined by SPDJI) to a maximum of 25% of the Underlying Index. Additionally, the capping methodology limits the sum of the weights of the securities of all issuers that individually constitute more than 5% of the weight of the Underlying Index to a maximum of 50% of the weight of the Underlying Index in the aggregate. In order to implement this capping methodology, the Underlying Index constrains at quarterly rebalance: (i) the weight of any single issuer to a maximum of 22.5%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 45%. In implementing this capping methodology, SPDJI may consider two or more companies as belonging to the same issuer where there is reasonable evidence of common control.

As of March 31, 2025, a significant portion of the Underlying Index is represented by securities of companies in the technology industry or sector. The components of the Underlying Index are likely to change over time. As of March 31, 2025, the Underlying Index was composed of securities of companies in the following countries: Australia, Canada, China, Finland, France, Germany, Italy, Japan, the Netherlands, New Zealand, South Korea, Sweden, Switzerland, Taiwan, the United Kingdom (the “U.K.”) and the U.S.

Fund Name	Investment Objective and Principal Investment Strategies
iShares Emerging Markets Dividend ETF

The fund seeks to track the investment results of an index composed of relatively high dividend paying equities in emerging markets.

The fund seeks to track the investment results of the Dow Jones Emerging Markets Select Dividend Index (the “Underlying Index”), which is provided by S&P Dow Jones Indices LLC (“SPDJI”). The Underlying Index measures the performance of 100 leading dividend-paying emerging market companies, selected according to indicated annual dividend (“IAD”) yield, subject to screening and buffering criteria and weighting constraints. IAD yield is defined as a stock’s IAD (not including any special dividends) divided by its price.

The starting universe for the Underlying Index is the S&P Emerging BMI, excluding real estate investment trusts. To be eligible for the Underlying Index, issuers must have paid dividends in each of the previous three years, and their securities must have (i) a non-negative trailing 12-month earnings per share; (ii) an IAD yield greater than 0%; (iii) a float-adjusted market capitalization of at least $250 million; and (iv) a three-month average daily trading value of at least $3 million for new constituents, or at least $1.5 million for current constituents.

Eligible securities are ranked by IAD yield, and the top 100 stocks are selected as index constituents. No more than 30 stocks can be selected from any single country, subject to certain buffers.

The Underlying Index is reconstituted annually with constituent weights determined based on tilted IAD yield, which is calculated by multiplying the constituent’s IAD yield (capped at 15%) by the square root of its fair market capitalization. The capping methodology also limits the weight of individual securities to 10%, the aggregate weight of constituents within each country of domicile to 25%, and the aggregate weight of constituents within each Global Industry Classification Standard sector to 30%.

The Underlying Index is reviewed daily based on each constituent’s weight. Daily capping is performed if the aggregate weight of constituents with an individual weight greater than 4.8% exceeds 24% of the Underlying Index’s total weight. If that threshold is breached, the current constituent weights are recapped, with weights of individual securities capped at 10% and the aggregate weight of stocks with an individual weight greater than 4.5% capped at 22.5% of the Underlying Index’s total weight. IAD yields and tilted yield weights are not recalculated if the capping thresholds are breached throughout the year. A freeze period on the daily capping is implemented during the annual index reconstitution.

As of April 30, 2025, the Underlying Index consisted of issuers in the following countries: Brazil, Chile, China, Colombia, Czech Republic, Greece, India, Indonesia, Kuwait, Malaysia, Mexico, Poland, Qatar, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. The Underlying Index includes large-, mid- and small-capitalization companies and may change over time. As of April 30, 2025, a significant portion of the Underlying Index is represented by securities of companies in the financials and materials industries or sectors. The components of the Underlying Index are likely to change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI ACWI ex U.S. ETF

The fund seeks to track the investment results of an index composed of large- and mid-capitalization non-U.S. equities.

The fund seeks to track the investment results of the MSCI ACWI ex USA Index (the “Underlying Index”), which is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of developed and emerging markets countries, excluding the U.S. The Underlying Index includes large- and mid-capitalization companies and may change over time.

As of July 31, 2024, a significant portion of the Underlying Index is represented by securities of companies in the financials industry or sector. The components of the Underlying Index are likely to change over time.

iShares MSCI UAE ETF

The fund seeks to track the investment results of an index composed of UAE equities.

The fund seeks to track the investment results of the MSCI All UAE Capped Index (the “Underlying Index”), which is a free float-adjusted market capitalization-weighted index composed of securities within the “Broad UAE Equity Universe,” as defined by MSCI, Inc. (“MSCI”), subject to certain eligibility (e.g., liquidity) and investability criteria as defined by MSCI. The Underlying Index targets a minimum of 25 securities and 20 issuers.

The Underlying Index consists of equity securities of companies that are (i) classified in the United Arab Emirates (“UAE”) according to the MSCI Global Investable Market Indexes Methodology and (ii) not classified in the UAE but are either headquartered or listed in the UAE and have a significant linkage to the UAE, as determined by MSCI based on the company’s shareholder base, revenues, assets, management, employee base, history and country of incorporation. If the criteria outlined in (i) and (ii) do not result in the target number of securities and issuers, the Underlying Index will also include securities of companies with economic exposure of greater than 10% to the UAE, as determined by MSCI based on the geographic distribution of a company’s revenues.

Securities are included in the Underlying Index at their free float-adjusted market capitalization weight, except for securities that are included only on the basis of economic exposure to the country. The maximum weight for such constituents is generally limited to 1% each, although higher weights may result due to the group capping methodology described below.

The Underlying Index uses a capping methodology that limits the weight of any single “group entity” (constituents that MSCI determines have a control relationship) to a maximum of 25% of the Underlying Index weight, and the sum of all group entities with a weight above 5% to an aggregate of 50% of the Underlying Index weight. A group entity is a group of companies that operate as an affiliated corporate group but may separately issue listed securities. To determine “group entities,” MSCI analyzes financial accounts of listed companies holding stakes of 20% or more in other listed companies to determine whether these stakes are controlling in nature. In certain cases, even in the absence of consolidated accounts, MSCI may also consider two

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI UAE ETF (continued)

companies as belonging to the same group entity where there is reasonable evidence of control based on other information. All group entities are reviewed on an annual basis.

At each quarterly rebalance, the weight of any single group entity is capped at 22.5%, and all group entities with a weight greater than 4.5% are capped such that, in the aggregate, these group entities do not have a weight greater than 45% of the Underlying Index.

The Underlying Index includes large-, mid- and small-capitalization companies and may change over time. As of August 31, 2024, a significant portion of the Underlying Index is represented by securities of companies in the communications, financials and real estate industries or sectors. The components of the Underlying Index are likely to change over time.

iShares International Small-Cap Equity Factor ETF

The fund seeks to track the investment results of an index composed of global developed market small-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints.

The fund seeks to track the investment results of the STOXX International Small-Cap Equity Factor Index (the “Underlying Index”), which is a rules-based equity index provided by STOXX Ltd. (“STOXX”). The Underlying Index is composed of small-capitalization equity securities from the STOXX International Developed Markets Small Cap Index (the “Parent Index”) that are selected and weighted using an optimization process designed to maximize exposure to four target factors: momentum, quality, value, and low volatility. The Underlying Index seeks to control exposure to, among other things, industries and countries, limit turnover and maintain a level of risk similar to that of the Parent Index. The Parent Index is a free float market capitalization-weighted index designed to measure the performance of small-capitalization companies from developed market countries excluding the U.S. Small-capitalization companies represent approximately the bottom 15% of the investable market capitalization of each developed market country included in the Parent Index, as determined by STOXX.

The momentum score is calculated from the following signals: price momentum, earnings momentum and earnings announcement drift (i.e., the difference between a stock’s performance on and immediately following an earnings announcement date).

The quality score is calculated from the following signals: gross profitability, share dilution, accruals, changes in net operating assets, carbon emissions intensity and greenhouse gas (“GHG”) reduction targets. Carbon emissions intensity is based on the issuer’s Scope 1 and Scope 2 GHG emissions (i.e., direct emissions from sources that an issuer owns or controls and indirect emissions from the issuer’s purchase of energy) relative to peers in its Industry Classification Benchmark (“ICB”) Supersector, as reported by Institutional Shareholder Services (“ISS”). The GHG targets signal is based on the robustness of an issuer’s GHG reduction targets, including whether they are part of the Science Based Targets initiative (“SBTi”) framework; this is assessed by ISS based on its own ESG ratings data and SBTi data.

Fund Name	Investment Objective and Principal Investment Strategies
iShares International Small-Cap Equity Factor ETF (continued)

The value score is calculated from the following signals: current book value-to-price ratio, dividend yield (i.e., 12-month trailing dividend divided by total market capitalization), earnings yield (i.e., 12-month net income divided by total market capitalization), cash flow yield (i.e., 12-month cash flow divided by total market capitalization) and time series normalized cash flow yield over the previous 36 months.

The low volatility score is based on prior 12-month volatility, as calculated by STOXX.

The maximum weight of a single security is 10%, and the sum of security weights that are individually greater than 4.5% must be less than 22.5% of the Underlying Index. STOXX also applies other constraints, such as country and sector exposures relative to the Parent Index, among others. The Underlying Index is reviewed and rebalanced quarterly.

As of July 31, 2024, the Underlying Index consisted of approximately 1,027 constituents from companies in the following countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (the “U.K.”).

As of July 31, 2024, a significant portion of the Underlying Index is represented by securities of companies in the consumer discretionary and industrials industries or sectors. The components of the Underlying Index are likely to change over time.

iShares MSCI India Small-Cap ETF

The fund seeks to track the investment results of an index composed of small-capitalization Indian equities.

The fund seeks to track the investment results of the MSCI India Small Cap Index (the “Underlying Index”), which is designed to measure the performance of equity securities of small-capitalization companies in the equity market in India. As of August 31, 2024, a significant portion of the Underlying Index is represented by securities of companies in the financials and industrials industries or sectors. The components of the Underlying Index are likely to change over time.

iShares MSCI Emerging Markets Small-Cap ETF

The fund seeks to track the investment results of an index composed of small-

capitalization emerging market equities.

The fund seeks to track the investment results of the MSCI Emerging Markets Small Cap Index (the “Underlying Index”), which is designed to measure the performance of equity securities of small-capitalization companies in emerging market countries. As of August 31, 2024, the Underlying Index consisted of issuers in the following 23 emerging market countries: Brazil, Chile, China, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. As of August 31, 2024, a significant portion of the Underlying Index is represented by securities of companies in the industrials and technology industries or sectors. The components of the Underlying Index are likely to change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI EAFE Small-Cap ETF

The fund seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada.

The fund seeks to track the investment results of the MSCI EAFE Small Cap Index (the “Underlying Index”), which represents the small-capitalization segment of the MSCI EAFE IMI Index. The MSCI EAFE IMI Index is an equity index developed by MSCI Inc. (“MSCI”) that captures large-, mid- and small-capitalization representation across developed markets outside of the U.S. and Canada. Constituents of the Underlying Index include securities from Europe, Australasia and the Far East. Under MSCI’s Global Investable Market Index (IMI) methodology, the small-capitalization universe consists of securities of those companies not included in the large-capitalization or mid-capitalization segments of a particular market, which together comprise approximately 85% of each market’s free float-adjusted market capitalization. The small-cap segment covers the 85%-99% range of each market’s free float-adjusted market capitalization.

As of July 31, 2024, the Underlying Index consisted of securities from the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (the “U.K.”). As of July 31, 2024, a significant portion of the Underlying Index is represented by securities of companies in the industrials industry or sector. The components of the Underlying Index are likely to change over time.

iShares MSCI Brazil Small-Cap ETF

The fund seeks to track the investment results of an index composed of small-capitalization Brazilian equities.

The fund seeks to track the investment results of the MSCI Brazil Small Cap Index (the “Underlying Index”), which is a free float-adjusted market capitalization-weighted index that is designed to measure primarily the performance of equity securities of small capitalization companies listed on stock exchanges in Brazil. As of August 31, 2024, a significant portion of the Underlying Index is represented by securities of companies in the consumer discretionary and industrials industries or sectors. The components of the Underlying Index are likely to change over time.

iShares MSCI China Small-Cap ETF

The fund seeks to track the investment results of an index composed of small-capitalization Chinese equities that are available to international investors.

The Fund seeks to track the investment results of the MSCI China Small Cap Index (the “Underlying Index”), which is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of the small-capitalization segment of the Chinese equity securities markets, as represented by the H-shares (securities of companies incorporated in the People’s Republic of China (“PRC”) that are denominated in Hong Kong dollars and listed on the Stock Exchange of Hong Kong) and B-shares (securities of companies incorporated in the PRC and listed for foreign investment on stock exchanges in the PRC) markets. The Underlying Index also includes certain Hong Kong listed securities known as Red-Chips (issued by companies incorporated in certain foreign jurisdictions, which are

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI China Small-Cap ETF (continued)	controlled, directly or indirectly, by entities owned by the national government or local governments in the PRC and derive substantial revenues or allocate substantial assets in the PRC) and P-Chips (issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by individuals in the PRC and derive substantial revenues or allocate substantial assets in the PRC). As of August 31, 2024, approximately 10.90% of the Underlying Index was invested in H-shares, 22.42% in Red-Chips, 56.59% in P-Chips, 2.12% in B-shares and 7.97% in foreign listed securities. As of August 31, 2024, a significant portion of the Underlying Index is represented by securities of companies in the healthcare industry or sector. The components of the Underlying Index are likely to change over time.

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Shareholders should retain this Supplement for future reference

PR-CORO-1025SUP